                                                                   Exhibit 10.48

                                FIRST AMENDMENT

          FIRST AMENDMENT, dated as of March 26, 1999 (this "Amendment"), to the
                                                             ---------
Credit Agreement, dated as of May 5, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Alliance Laundry
                                 ----------------
Holdings LLC, a Delaware limited liability company ("Holdings"), Alliance
                                                     --------
Laundry Systems LLC, a Delaware limited liability company (the "Borrower"), the
                                                                --------
several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as advisor and arranger
                      -------
(in such capacity, the "Arranger"), Lehman Commercial Paper Inc., as
                        --------
syndication agent (in such capacity, the "Syndication Agent"), and General
                                          -----------------
Electric Capital Corporation, as administrative agent (in such capacity, the "Administrative Agent").
---------------------


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

          WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Terms defined in the Credit Agreement and used
               -------------
herein shall have the meanings given to them in the Credit Agreement.

          2.   Amendments to Credit Agreement.  (a) Subsection 6.1 of the Credit
               ------------------------------
Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

               "6.1  Financial Statements.  Furnish to the Administrative Agent
                     --------------------
          (for distribution to the Lenders) and to the Syndication Agent:

                     (a) as soon as available, but in any event within 90 days
               after the end of each fiscal year of Holdings (commencing with the fiscal year ending on or about December 31, 1998), a copy of
               (i) the audited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, in each case setting forth (commencing with the balance sheet and related statements of income and of cash flows with respect to the fiscal year ending on or about December 31, 1999) in comparative form the figures for the previous year, reported on without a 'going concern' or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers L.L.P. or other independent certified public accountants of nationally recognized standing and (ii) a schedule showing the Borrower and is consolidated Subsidiaries, and Holdings, each on a stand-alone basis for the periods set forth in clause (i) above, which schedules are based on the financial statements described in clause (i) above;

                     (b) as soon as available, but in any event not later than
               45 days after the end of each of the first three quarterly periods of each fiscal year of Holdings (commencing with the fiscal quarter ending on or about March 31, 1999), a copy of (i) the unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth (commencing with the balance sheet and related statements of income and of cash flows with respect to the fiscal quarter ending on or about September 30, 1999) in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of certain footnotes) and (ii) a schedule showing the Borrower and its consolidated Subsidiaries, and Holdings, each on a stand-alone basis for the periods set forth in clause (i) above, which schedules are based on the financial statements described in clause (i) above; and

                     (c) as soon as available, but in any event not later than
               30 days after the end of each month occurring during each fiscal year of Holdings (other than the third, sixth, ninth and twelfth such month), commencing with the fiscal month ending on or about April 30, 1999, a copy of (i) the unaudited consolidated balance sheets of Holdings and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month, and the portion of the fiscal year through the end of such month, setting forth (commencing with the balance sheet and related statements of income and of cash flows with respect to the months ending on or about October 31, 1999) in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to formal year-end audit adjustments and the absence of certain footnotes) and (ii) a schedule showing the Borrower and its consolidated Subsidiaries, and Holdings, each on a stand-alone basis for the periods set forth in clause (i) above, which schedules are based on the financial statements described in clause (i) above;

          all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).".

          (b) Subsection 6.2(c) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

                     "(c) as soon as available, and in any event no later than
               30 days after the end of each fiscal year of Holdings, a detailed consolidated budget for the following fiscal year for Holdings and its Subsidiaries and (including projected consolidated balance sheets of Holdings and its Subsidiaries and supporting schedules showing the Borrower and its consolidated Subsidiaries, and Holdings, each on a stand-alone basis as of the end of the following fiscal year and the related consolidated statements of projected cash flow, projected changes in financial position and projected income for Holdings and its Subsidiaries and supporting schedules showing the Borrower and its consolidated Subsidiaries, and Holdings, each on a stand-alone basis) and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year which are delivered to the Board of Managers of Holdings for its review (collectively, the 'Projections'), which Projections shall in
                                   -----------
               each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions at the time made in light of the circumstances then existing and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;".

          3.   Conditions to Effectiveness.  This Amendment shall become
               ---------------------------
effective on the date (the "Amendment Effective Date") on which the
                            ------------------------
Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, the Guarantors and the Required Lenders.

          4.   Representation and Warranties.  To induce the Administrative
               -----------------------------
Agent and the Lenders parties hereto to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that the representations and warranties made by each of Holdings and the Borrower in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

          5.   Changes in Fiscal Periods.  Holdings hereby agrees that, so long
               -------------------------
as the Commitments remain in effect, any Letter of Credit (which has not been cash collateralized in the manner described in the formal paragraph of Section 8 of the Credit Agreement) remains outstanding, or any Loan or other amount is owing to any Lender or Agent thereunder, it will not permit its fiscal year to end on a day other than December 31 or change its method of determining fiscal quarters; provided that any failure to comply with this Section 5 will
          --------
constitute an Event of Default under Section 8(c) of the Credit Agreement.

          6.   Payment of Expenses.  The Borrower agrees to pay or reimburse the
               -------------------
Agents for all of their out-of-pocket costs and reasonable expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          7.   No Other Amendments; Confirmation.  Except as expressly amended,
               ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

          8.   Affirmation of Guarantees.  By its signature hereto, each
               -------------------------
Guarantor hereby consents to the execution and delivery of this Amendment and reaffirms its obligations under the Guarantee and Collateral Agreement.

          9.   Governing Law; Counterparts.  (a) This Amendment and the rights
               ---------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                ALLIANCE LAUNDRY HOLDINGS LLC


                                By:
                                     -------------------------------------
                                     Name:
                                     Title:


                                ALLIANCE LAUNDRY SYSTEMS LLC


                                By:
                                     -------------------------------------
                                     Name:
                                     Title:


                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as Administrative Agent and as a Lender


                                By:
                                     -------------------------------------
                                     Name:
                                     Title:


                                LEHMAN COMMERCIAL PAPER INC.


                                By:
                                     -------------------------------------
                                     Name:
                                     Title:

                            BALANCED HIGH-YIELD FUND I LTD.,
                            By: BHF-BANK Aktiengesellschaft, acting through its New York Branch, as attorney-in-fact


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            BHF-BANK AKTIENGESELLSCHAFT


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            THE CHASE MANHATTAN BANK


                            By:
                               ------------------------------------------------
                               Name:
                               Title:



                            FLEET NATIONAL BANK


                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                                    ROYAL BANK OF CANADA


                                    By:
                                       -----------------------------------
                                        Name:
                                        Title:


                                    LASALLE NATIONAL BANK


                                    By:
                                       -----------------------------------
                                        Name:
                                        Title:


                                    TORONTO DOMINION (TEXAS), INC.


                                    By:
                                       -----------------------------------
                                        Name:
                                        Title:


                                    FIRSTRUST BANK


                                    By:
                                       -----------------------------------
                                        Name:
                                        Title:


                                    BANKBOSTON, N.A.


                                    By:
                                       -----------------------------------
                                        Name:
                                        Title:

                         ATHENA CDO, LIMITED
                         By:  Pacific Investment Management Company,
                         as its investment advisor
                         By:  PIMCO Management Inc., a general partner


                         By:
                             -----------------------------------------
                             Name:
                             Title:



                         CAPTIVA III FINANCE, LTD.,
                         as advised by Pacific Investment Management Company


                         By:
                             -----------------------------------------
                             Name:
                             Title:


                         DELANO COMPANY
                         By:  Pacific Investment Management Company,
                         as its investment advisor
                         By:  PIMCO Management Inc., a general partner


                         By:
                             -----------------------------------------
                             Name:
                             Title:


                         MERRILL LYNCH PRIME RATE PORTFOLIO
                         By:  Merrill Lynch Asset Management, L.P.,
                         as Investment Advisor


                         By:
                             ------------------------------------------
                             Name:
                             Title:

                           MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                           By:
                               --------------------------------------------
                               Name:
                               Title:


                           INDOSUEZ CAPITAL FUNDING IV, L.P.
                           By:  Indosuez Capital as Portfolio Advisor


                           By:
                               --------------------------------------------
                               Name:
                               Title:


                           VAN KAMPEN PRIME RATE INCOME TRUST


                           By:
                               --------------------------------------------
                               Name:
                               Title:


                           SENIOR DEBT PORTFOLIO
                           By:  Boston Management and Research
                                as Investment Advisor

                           By:
                               --------------------------------------------
                               Name:
                               Title:

                                     EATON VANCE SENIOR INCOME TRUST
                                     By:  Eaton Vance Management
                                          as Investment Advisor

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     ARCHIMEDES FUNDING, L.L.C.
                                     By:  ING Capital Advisors, Inc.,
                                          as Collateral Manager

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     OASIS COLLATERALIZED HIGH INCOME
                                     PORTFOLIOS-I, LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     AMARA-1 FINANCE LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     AMARA-2 FINANCE LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:
                                 -10-

                        NATIONAL WESTMINSTER BANK PLC
                        By:  NatWest Capital Markets Limited, its agent
                        By:  Greenwich Capital Markets, Inc., its agent


                        By:
                             ---------------------------------------------
                             Name:
                             Title:


                        CYPRESSTREE INSTITUTIONAL FUND, LLC
                        By: CypressTree Investment Management Company, Inc., its Managing Member


                        By:
                             ---------------------------------------------
                             Name:
                             Title:

                        CYPRESSTREE INVESTMENT FUND, LLC
                        By: CypressTree Investment Management Company, Inc., its Managing Member


                        By:
                             ---------------------------------------------
                             Name:
                             Title:


                        NORTH AMERICAN SENIOR FLOATING RATE FUND
                        By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                        By:
                             ---------------------------------------------
                             Name:
                             Title:

CYPRESSTREE SENIOR FLOATNG RATE FUND
By:  CypressTree Investment Management Company, Inc.,
as Portfolio Manager


By:
   --------------------------------------------------------
     Name:
     Title:


CYPRESSTREE INVESTMENT PARTNERS II, LTD.
By:  CypressTree Investment Management Company, Inc.,
as Portfolio Manager


By:
   --------------------------------------------------------
     Name:
     Title:


CRESCENT/MACH I PARTNERS, L.P.
By:  TCW Asset Management Company Its Investment Manager


By:
   --------------------------------------------------------
     Name:
     Title:


KZH CYPRESSTREE-1 LLC


By:
   --------------------------------------------------------
     Name:
     Title:

                                KZH ING-2 LLC


                                By:
                                     -------------------------------------
                                     Name:
                                     Title:


                                KZH III LLC


                                By:
                                     -------------------------------------
                                     Name:
                                     Title:


                                KZH CRESCENT LLC


                                By:
                                     -------------------------------------
                                     Name:
                                     Title:

                                KZH CRESCENT-2 LLC


                                By:
                                     -------------------------------------
                                     Name:
                                     Title:



Acknowledged and Agreed to:

ALLIANCE LAUNDRY CORPORATION


By:
   -------------------------------------
   Name:
   Title: